EX-99.906CERT

                                EXHIBIT 12 (b)
                           RULE 30a-2(b) CERTIFICATION





Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Seligman Communications and Information Fund, Inc. (the "Registrant"), do hereby certify, to such officer's knowledge, that:

     (1) The annual report on Form N-CSR of the Registrant for the fiscal year ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





Date:  March 8, 2005                /s/ BRIAN T. ZINO
                                    -----------------
                                    Brian T. Zino
                                    Chief Executive Officer





Date:  March 8, 2005                /s/ LAWRENCE P. VOGEL
                                    ---------------------
                                    Lawrence P. Vogel
                                    Chief Financial Officer